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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 13, 1996





                       UNIVERSAL HOSPITAL SERVICES, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                    0-20086                  41-0760940
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


1250 Northland Plaza, 3800 West 80th Street, Bloomington, Minnesota   55431-4442
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           (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code:   (612) 893-3200
                                                           --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)



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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          On August 13, 1995, Universal Hospital Services, Inc. ("UHS") acquired Biomedical Equipment Rental & Sales, Inc. ("BERS") pursuant to a Stock Purchase Agreement among UHS and the shareholders of BERS. As a result of the acquisition, UHS acquired all of the outstanding capital stock of BERS, and BERS became a wholly owned subsidiary of UHS. In connection with the acquisition, UHS paid approximately $11 million to the shareholders of BERS and repaid approximately $1.65 million of outstanding indebtedness of BERS.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a) Financial Statements of Business Acquired
              -----------------------------------------

              It is impracticable to provide the required financial statements of BERS at this time. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 28, 1996.

          (b) Pro Forma Financial Information
              -------------------------------

              It is impracticable to provide the required pro forma financial information relative to the acquisition of BERS at this time. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 28, 1996.

          (c) Exhibits
              --------

              Exhibit No.   Description
              -----------   -----------

               2 Stock Purchase Agreement dated August 13, 1996 by and among Universal Hospital Services, Inc., the shareholders of Biomedical Equipment Rental & Sales, Inc. (the "Shareholders") and James F. Molidor as representative of the Shareholders

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 1996                  UNIVERSAL HOSPITAL SERVICES, INC.



                                       /s/  David E. Dovenberg
                                       ---------------------------------
                                       David E. Dovenberg
                                       Chief Financial Officer

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                               INDEX TO EXHIBITS



Exhibit
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Number    Item                                                Page
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2         Stock Purchase Agreement dated August 13,
          1996 by and among Universal Hospital
          Services, Inc., the shareholders of
          Biomedical Equipment Rental & Sales, Inc.
          (the "Shareholders") and James F. Molidor as representative of the Shareholders

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